UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026

COPLEY ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42622	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

SUITE 1801-1803, 18/F, ALEXANDRA HOUSE,

18 CHATER ROAD CENTRAL, HONG KONG

(Address of principal executive offices and zip code)

+852 2861 3335

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	COPLU	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	COPL	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	COPLW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Adjournment of Extraordinary General Meeting of Shareholders

On October 29, 2026, Copley Acquisition Corp (“Copley” or the “Company”) announced that the extraordinary general meeting of shareholders called by the Company (the “Extraordinary General Meeting”), which was originally scheduled for 11:00 a.m. Eastern time on October 29, 2026, will be adjourned to 11:00 a.m. Eastern time on November 2, 2026. At the Extraordinary General Meeting, shareholders will be asked to consider and approve (i) an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to permit the Company, by resolution of the board of directors, to extend the date by which the Company must consummate an initial business combination up to 12 times, by one month each time, from November 2, 2026 to November 2, 2027 (the “Extension Amendment Proposal”), and (ii) an amendment to the Company’s investment management trust agreement with Continental Stock Transfer & Trust Company, as trustee, to permit such extensions (the “Trust Agreement Amendment Proposal” and, together with the Extension Amendment Proposal, the “Extension”).

The Extraordinary General Meeting will readjourn at 11:00 a.m., Eastern time, on November 2, 2026, in person at the offices of Winston Taylor LLP, 800 Capitol St., Suite 2400, Houston, Texas 77002, and virtually via a live webcast at https://www.cstproxy.com/copleyacquisition/2026.

In connection with the Extension, and as discussed in the Company’s definitive proxy statement dated October 19, 2026 and filed with the SEC on October 20, 2026, (as may be amended, the “Proxy Statement”), holders of the Company’s Class A ordinary shares issued in the Company’s initial public offering (such shares, the “Public Shares”) had the opportunity to submit their Public Shares for redemption in connection with the Extension.

In consideration of the Revised Contribution Amount to be Contributed by the Company and the Dissolution Expense Waiver (each as defined below), the Company is adjourning the meeting to allow time for such holders of Public Shares who have previously voted against the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to reverse their votes against both proposals.

The Company plans to continue to solicit proxies from shareholders during the period prior to the Extraordinary General Meeting. Only the holders of the Company’s ordinary shares as of the close of business on October 19, 2026, the record date for the Extraordinary General Meeting, are entitled to vote at the Extraordinary General Meeting.

Additional Cash Contribution to Trust Account

The Company also announced that Copley Acquisition Sponsors, LLC (the “Sponsor”) or its designees have agreed to revise the contribution they had previously intended to make, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and implemented.

The Sponsor had previously agreed to contribute (the “Original Contribution Amount”) $150,000 for each one-month extension (commencing on November 2, 2026 and ending on the 2nd day of each subsequent month) until November 2, 2027 (such period, the “Extension Period”), or portion thereof, that the Company needs to complete an initial business combination.

As revised, the Sponsor and its designees have now agreed to contribute an amount (the “Revised Contribution Amount”) equal to $200,000 for each one-month extension during the Extension Period. All funds in the Company’s trust account, including those funds deposited in connection with the Revised Contribution Amount, will be held in an interest-bearing demand deposit account at a bank until the earlier of the consummation of the Company’s initial business combination or liquidation. Each Revised Contribution Amount will be deposited in the Company’s trust account two (2) days prior to the applicable one-month extension.

Waiver of Dissolution Expenses from Trust Account Interest

The Company also announced that it has agreed to waive its right to withdraw up to $100,000 of interest from the Company’s trust account to pay dissolution expenses, should the Company ultimately liquidate prior to a business combination (the “Dissolution Expense Waiver”). As a result, the Company will not be able to withdraw up to $100,000 of interest for such dissolution expenses upon liquidation, and such interest will be held in the trust account and not be released until the earliest to occur of (i) the completion of the initial business combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Company is unable to complete its initial Business Combination within the Extension, and (iii) the redemption of Public Shares in connection with a shareholder vote seeking to amend certain provisions of our Articles.

Waiver of Tax Withdrawals from Trust Account Interest

The Company also announced that it has agreed to waive its right to withdraw interest from the Company’s trust account to pay the Company’s tax expenses (the “Tax Expense Waiver”). As a result, the Company will not be able to withdraw interest in order to pay future tax expenses, and such interest will be held in the trust account and not be released until the earliest to occur of (i) the completion of the initial business combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Company is unable to complete its initial Business Combination within the Extension, and (iii) the redemption of Public Shares in connection with a vote seeking to amend the provisions of our Articles.

A revised version of Annex A to the Proxy Statement for the Extraordinary General Meeting is included as exhibit 99.1 hereto.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the Extension, its inability to complete an initial business combination within the required time period, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 under the heading “Risk Factors” and in other reports the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov. If you would like additional copies of the Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at:

Copley Acquisition Corp

Suite 1801-1803, 18/F, Alexandra House, 18 Chater Road, Central, Hong Kong

Tel: +852 2861 3335

You may also obtain additional copies of the Proxy Statement by requesting them in writing or by telephone from COPL’s proxy solicitation agent at the following address, telephone number and e-mail address:

Laurel Hill Advisory Group, LLC

(855) 414-2266 (toll-free)

(516) 933-3100 (Banks and Brokers Only)

Email: COPL@laurelhill.com

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Revised Annex A to the Proxy Statement to Amend the Amended and Restated Memorandum and Articles of Association of Copley Acquisition Corp
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPLEY ACQUISITION CORP

Date: October 30, 2026	By:	/s/ Francis Chi Yin Ng
	Name:	Francis Chi Yin Ng
	Title:	Co-Chief Executive Officer

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